UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2010

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2010, General Mills, Inc. (the "Company") entered into an amendment to its Five-Year Credit Agreement, dated as of October 9, 2007 (the "2007 Credit Agreement"), among the Company, the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent. Amendment No. 2 to Five-Year Credit Agreement, dated as of October 21, 2010, is filed as Exhibit 10.1 hereto and is incorporated by reference herein. Several parties to the 2007 Credit Agreement are also parties to the Company’s other credit facilities.

The information set forth in Item 2.03 of this Report is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 21, 2010, the Company entered into a credit facility with an initial aggregate revolving commitment of $1.1 billion. The facility is scheduled to expire in October 2013. The facility replaces the Company's $1.1 billion credit facility that expired on October 21, 2010.

The terms and conditions of the credit facility are set forth in the Three-Year Credit Agreement, dated as of October 21, 2010 (the "2010 Credit Agreement"), among the Company, the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent. A copy of the 2010 Credit Agreement is filed as Exhibit 10.2 hereto and is incorporated by reference herein. Several parties to the 2010 Credit Agreement are also parties to the Company’s other credit facilities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Amendment No. 2, dated as of October 21, 2010, to Five-Year Credit Agreement, dated as of October 9, 2007, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2 Three-Year Credit Agreement, dated as of October 21, 2010, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

October 27, 2010	By:	Roderick A. Palmore

Name: Roderick A. Palmore
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 2, dated as of October 21, 2010, to Five-Year Credit Agreement, dated as of October 9, 2007, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.2	Three-Year Credit Agreement, dated as of October 21, 2010, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.